Exhibit 7

JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Sears Holdings Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.  In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of June 2, 2010.

ESL INVESTMENTS, INC.

By:  /s/ Adrian J. Maizey
Name:  Adrian J. Maizey
Title:  Chief Financial Officer

EDWARD S. LAMPERT

/s/ Edward S. Lampert
Edward S. Lampert

WILLIAM C. CROWLEY

/s/ William C. Crowley
William C. Crowley

CRK PARTNERS, LLC

By:      ESL Investments, Inc., as its sole member

By:      /s/ Adrian J. Maizey
Name:  Adrian J. Maizey
Title:  Chief Financial Officer

TYNAN, LLC

By:      /s/ William C. Crowley
Name:  William C. Crowley
Title:  Member

RBS PARTNERS, L.P.

By:      ESL Investments, Inc., as its general partner

By:      /s/ Adrian J. Maizey
Name:  Adrian J. Maizey
Title:  Chief Financial Officer

ESL PARTNERS, L.P.

By:      RBS Partners, L.P., as its general partner

By:      ESL Investments, Inc., as its general partner

By:      /s/ Adrian J. Maizey
Name:  Adrian J. Maizey
Title:  Chief Financial Officer

RBS INVESTMENT MANAGEMENT, L.L.C.

By:      ESL Investments, Inc., as its manager

By:      /s/ Adrian J. Maizey
Name:  Adrian J. Maizey
Title:  Chief Financial Officer

ESL INSTITUTIONAL PARTNERS, L.P.

By:      RBS Investment Management, L.L.C., as its general partner

By:      ESL Investments, Inc., as its manager

By:      /s/ Adrian J. Maizey
Name:  Adrian J. Maizey
Title:  Chief Financial Officer

ESL INVESTORS, L.L.C.

By:      RBS Partners, L.P., as its managing member

By:      ESL Investments, Inc., as its general partner

By:      /s/ Adrian J. Maizey
Name:  Adrian J. Maizey
Title:  Chief Financial Officer

ESL INVESTMENT MANAGEMENT, L.P.

By:      ESL Investment Management (GP), L.L.C., as its general partner

By:      /s/ Edward S. Lampert
Name:  Edward S. Lampert
Title:  Managing Member